DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance of the Dreyfus BASIC California Municipal Money Market Fund for the 12-month period ended June 30, 1998. Your Fund produced a yield of 3.08% and, after taking into account the effect of compounding, the effective yield was 3.13%.*

Economic Review

  During the past year, the money market went through several phases to reach its present stage. A year ago, fears of inflation, and of possible Federal Reserve Board action to curb it, were dominant influences. Then last fall came the Asian monetary and financial crisis. This set off a flight to the dollar, and also made the Fed hesitant to take any action that might worsen the Asian situation. Interest rates were dampened by this combination of events. However, by late 1997 and early 1998, talk of possible inflation was renewed as the U.S. economy and the stock market forged ahead to new heights.

  A major influence on the money market in the past few months has been increased evidence of a slowdown in general economic activity. Overall, the economy appears to be healthy, the job market has been strong, consumers seem to be in a constructive frame of mind and inflation has remained at bay. However, the fast pace of expansion that prevailed earlier in the year has clearly cooled.

The problems in Japan and Southeast Asia are finally having some repercussions in this country. Demand for our exports from that part of the world has declined sharply. Furthermore, the flight to the dollar which has resulted from the Asian problems has made the U.S. dollar very expensive for those trading partners.

  Lately, the virtual shutdown of U.S. production at General Motors plants, due to the UAW strike in Flint, Michigan, has been another factor reducing the pace of the economy.

  Although growth in corporate profits has slowed in many sectors during the past year, consensus estimates of future profit growth continue to be cut. Profit margins had already begun to shrink under the weight of rising labor costs, making companies' reported profits increasingly dependent on growth of sales. Overall profits could thus prove quite vulnerable to a period of significantly slower economic growth.

  In view of this cooling trend, it has come as no surprise that the Federal Reserve, though still watchful for signs of wage inflation, has not taken any recent action to raise interest rates.

  Thus, the money market is feeling the effects of economic cross-currents. Factors tending to restrain interest rates include the demand for U.S. instruments from foreign investors seeking a "safe haven" as well as the prospect of the U.S. Government running a budget surplus, thus reducing the need for Treasury borrowing. Yet, we believe that the continuing economic expansion, albeit at a lower rate, helped to keep money market rates from going lower than they did during the reporting period.

Supply of one-year municipal money market notes declined during the first half of 1998 relative to the first half of 1997 by approximately 12%. Many traditional borrowers are experiencing improved fiscal balances as a result of broad domestic economic growth. Consequently, the need to borrow short-term funds has correspondingly diminished.

  Buoyed by the declining interest rate environment in the taxable money marketplace, yields on one-year tax-exempt money market securities ranged between 3.70% and 3.55% . Rates ended the reporting period at the lows in anticipation of heavy demand during the summer months.

Market Environment/Portfolio Activity

  California' s economy continued its recent trend of expansion in 1997, recording its best year since the early 1980s and outpacing the national average. Further, the June, 1998 unemployment rate of 5.7% was the best posted by the State since 1990. This expansion has finally broadened its reach, with the southern part of the State actually growing faster than the San Francisco valley area. Although Asia represents over half of the State's international sales, exports still increased 6.1% in 1997. This is mainly due to the sharp increase in trade with Mexico. This robust economy has allowed the State to produce balanced operations in the last two fiscal years even as mandated education spending has risen. Year-to-date numbers indicate that the State will meet or exceed its revenue projections for fiscal year 1998. Projections are that the State will eliminate its approximately $3.6 billion unreserved general fund deficit by fiscal year 2000. California, however, still suffers from a structural imbalance of revenues to expenditures produced by its high mandated spending and limited taxing powers. This imbalance could eliminate any positive trends currently being experienced by the State. Overall, the State's outlook is positive and if current fiscal health is maintained, rating upgrades could be seen  at  the  rating agencies. For now, we believe that the State's rating will
remain    stable    at    the    mid-A    level.

  From a strategy standpoint, the Fund's average Portfolio maturity fluctuated within a range of 25 to 50 days. However, the Fund typically maintained an average maturity of 35 days during the reporting period. With the backdrop of continued inactivity from the Federal Reserve, the Fund's strategy was to maintain a neutral average maturity relative to its peer group.

               Sincerely,


               [John Flahive signature logo]


               John Flahive

               Portfolio Manager

July 27, 1998

New York, N.Y.

* Effective yield is based upon dividends declared daily and reinvested monthly


DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                        JUNE 30, 1998

                                                                                                 Principal
Tax Exempt Investments--98.4%                                                                      Amount             Value
-------------------------------------------------------
                                                                                                _____________     _____________

California--97.9%

Alameda-Contra Costa School Finance Authority, COP, VRDN

  (Capital Improvements Financing Project):
       3.20%, Series A (LOC; National Westminster Bank) (a,b)                                  $    1,000,000    $    1,000,000

       3.20%, Series C (LOC; Canadian Imperial Bank of Commerce) (a,b)                              1,200,000         1,200,000

Alameda County, MFMR, Refunding, VRDN (Quail)

   3%, Series A (LOC; FNMA) (a,b)                                                                     200,000           200,000

Alameda County Industrial Development Authority, Revenue

   (Ply Properties Project) 3.50%, Series A (LOC; Wells Fargo Bank) (a,b)                           5,150,000         5,150,000

Alameda County Union School District, TRAN 4%, 6/30/99                                              2,500,000         2,515,200

Anaheim Housing Authority, MFHR, VRDN (Bel Age Project)

   3.05%, Series A (LOC; FNMA) (a,b)                                                                1,800,000         1,800,000

California Economic Development Finance Authority, IDR, VRDN:

   (Lion Enterprise Inc., Project) 3.60% (LOC; Bank of America) (a,b)                               1,000,000         1,000,000

   (Volk Enterprises Inc., Project) 3.05% (LOC; Harris Trust and Savings Bank) (a,b)                  500,000           500,000

California Health Facilities Finance Authority, Revenue:

  Prerefunded (Uni Health America)

       7.625%, Series A, 10/1/98 (Escrowed in; U.S. Government Securities)                          1,300,000         1,338,999

   Refunding (Catholic Healthcare West)

       4.50%, Series A, 7/1/98 (Insured; MBIA)                                                      2,340,000         2,340,000

   VRDN:

       (Catholic Health Care)

          3%, Series B (Insured; MBIA and SBPA; Morgan Guaranty Trust Co.) (a)                        300,000           300,000

       (Pooled Loan Program)

          3.10%, Series B (Insured; FGIC) (a)                                                         200,000           200,000

       (Scripps Hospital)

          3.20%, Series B (Insured; MBIA and LOC; Credit Locale de France) (a,b)                      500,000           500,000

California Housing Finance Agency, Revenue, Refunding, VRDN:

  (Camino Colony Apartments)

       3%, Series B (LOC; FNMA) (a,b)                                                                 600,000           600,000

   Multi-Family 3%, Series C (LOC; FNMA) (a,b)                                                      1,000,000         1,000,000

California Pollution Control Financing Authority:

  PCR (Chervon USA Inc., Project):

       3.65%, 5/17/99 (LOC; Chevron USA Inc.) (b)                                                     700,000           700,000

       3.70%, 6/15/99 (LOC; Chevron USA Inc.) (b)                                                   1,100,000         1,100,505

   VRDN:

       PCR, Refunding (Pacific Gas and Electric)

          3.25%, Series B (LOC; Rabobank Nederland) (a,b)                                           1,500,000         1,500,000

       RRR, Refunding:

          (Ultrapower Malaga) 3.50%, Series A (LOC; Bank of America) (a,b)                            100,000           100,000

          (Ultrapower Rocklin) 3.50%, Series A (LOC; Bank of America) (a,b)                           100,000           100,000


DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                            JUNE 30, 1998

                                                                                                  Principal
Tax Exempt Investments (continued)                                                                  Amount            Value
-------------------------------------------------------
                                                                                                _____________     _____________

California Statewide Communities Development Authority, Revenue, VRDN:

  COP (John Muir/ Mt. Diablo Health)

       3.55%, (Insured; AMBAC and Liquidity Facility; Commerzbank) (a)                         $    1,000,000    $    1,000,000

   MFHR (Sunrise of Moraga)

       3.45%, Series G (LOC; Commerzbank) (a,b)                                                       755,000           755,000

California Statewide Communities Development Corporation, Revenue, VRDN

  (Johanson Project)

       3.40%, Series E (LOC; California State Teacher Retirement System) (a,b)                        825,000           825,000

Conejo Valley Union School District, TRAN 4.25%, 7/2/98                                             2,000,000         2,000,024

Contra Costa County, CP

   3.60%, 8/20/98 (Liquidity Facility; Westdeutsche Landesbank)                                     1,000,000         1,000,000

Contra Costa Housing Housing Authority, VRDN (Lakeshore)

   3%, Series A (LOC; Bank of America) (a,b)                                                        3,000,000         3,000,000

East Bay Regional Park District, Refunding 4.25%, 9/1/98                                            1,235,000         1,236,415

Eastern Municipal Water District, Water and Sewer Revenue, Refunding, COP, VRDN

   3%, Series B (Insured; FGIC and SBPA; Rabobank) (a)                                                100,000           100,000

Fremont, MFHR, VRDN

   3.10%, Series E (LOC: Bayerische Landesbank and Credit Lyonnais) (a,b)                           3,000,000         3,000,000

Glendale, Revenue Reliance Development, VRDN (Public Parking)

   3.70% (LOC; Barclays Bank) (a,b)                                                                 1,900,000         1,900,000

Imperial County, COP, VRDN (Capital Projects)

   3.10% (LOC; Canadian Imperial Bank of Commerce) (a,b)                                            1,000,000         1,000,000

Kern County, COP, VRDN (Kern Public Facilities Project)

   3%, Series D (LOC; Union Bank of Switzerland) (a,b)                                                300,000           300,000

Los Angeles, MFHR, VRDN (Masselin Manor)

   3.05% (LOC; Bank of America) (a,b)                                                                 800,000           800,000

Los Angeles Convention and Exibition Center Authority, Refunding, COP

   6.50%, 8/15/98 (Insured; AMBAC)                                                                    400,000           401,431

Los Angeles County, Pension Obligation, Refunding, VRDN

   3.10%, Series C (Insured; AMBAC and SBPA; Bank of Nova Scotia) (a)                                 900,000           900,000

Los Angeles Metropolitan Transportation Authority, Revenue, CP

  3.40%, 8/6/98 (LOC: Bayerische Landesbank, Canadian Imperial Bank of Commerce and

   National Westminster Bank) (b)                                                                   2,000,000         2,000,000

Los Angeles Regional Airports Improvement Corporation,

  Los Angeles International, VRDN:

    LR:

          (American Airlines):

             4%, Series B (LOC; Wachovia Bank and Trust Co.) (a,b)                                  1,700,000         1,700,000

             4%, Series C (LOC; Wachovia Bank and Trust Co.) (a,b)                                  1,200,000         1,200,000

             4%, Series D (LOC; Wachovia Bank and Trust Co.) (a,b)                                  2,300,000         2,300,000

             4%, Series E (LOC; Wachovia Bank and Trust Co.) (a,b)                                  2,100,000         2,100,000

             4%, Series F (LOC; Wachovia Bank and Trust Co.) (a,b)                                    400,000           400,000

          (LAX-2) 4% (LOC; Societe Generale) (a,b)                                                  3,400,000         3,400,000

       Terminal Facilities Completion Revenue

          4.05% (LOC; Societe Generale) (a,b)                                                       6,300,000         6,300,000

DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                            JUNE 30, 1998

                                                                                                  Principal
Tax Exempt Investments (continued)                                                                  Amount            Value
-------------------------------------------------------
                                                                                                _____________     _____________

Los Angeles Union School District, TRAN

   4.50%, Series A, 7/1/98                                                                     $    2,000,000    $    2,000,000

Metropolitan Water District, CP

   3.50%, Series B, 8/12/98 (Liquidity Facility; Westdeutsche Landesbank)                           2,000,000         2,000,000

Modesto, MFHR, Refunding, VRDN (Shadowbrook)

   3.55%, Series A (LOC; Bank of America) (a,b)                                                     1,000,000         1,000,000

Moorpark, Multi-Family Revenue, VRDN (LeClub Apartments Project)

   3.05%, Series A (LOC; Citibank) (a,b)                                                            1,500,000         1,500,000

Northern Power Agency, Public Power Revenue, Refunding, VRDN (Geothermal Project
# 3)

   3.10%, Series A (Insured; AMBAC and SBPA; Bank of Nova Scotia) (a)                               1,000,000         1,000,000

Orange County, VRDN:

  Apartment Development Revenue, Refunding (Pointe Niguel Project)

       3.40%, Series C (LOC; Wells Fargo Bank) (a,b)                                                1,000,000         1,000,000

   COP (Florence Crittendoc Services)

       3.20% (LOC; Swiss Bank Corp.) (a,b)                                                            700,000           700,000

Otay Water District, COP, VRDN (Capital Project)

   3.15% (LOC; Landesbank Hessen) (a,b)                                                               692,000           692,000

Palm Springs Community Redevelopment Agency, COP, VRDN (Headquarters Hotel):

   3.25%, Series I (LOC; Citibank) (a,b)                                                              700,000           700,000

   3.25%, Series II (LOC; Citibank) (a,b)                                                             400,000           400,000

   3.25%, Series 5 (LOC; Citibank) (a,b)                                                              800,000           800,000

   3.25%, Series 8 (LOC; Citibank) (a,b)                                                              200,000           200,000

Pasadena County, COP, VRDN (Rose Bowl Improvements Project)

   3.20%, (LOC; Canadian Imperial Bank of Commerce) (a,b)                                             100,000           100,000

Pomona Public Finance Authority, Revenue, Refunding (Pomona Redevelopment
Project)

   4.50%, Series S, 2/1/99 (Insured; MBIA)                                                            305,000           306,553

Riverside County, VRDN:

  COP (Riverside County Public Facility)

       2.50%, Series B (LOC: Commerz Bank and National Westminster Bank) (a,b)                      1,543,000         1,543,000

   MFHR (Sierra Pines Apartments Project)

       3.15%, Series A (LOC; Swiss Bank Corp.) (a,b)                                                2,300,000         2,300,000

Sacramento County, MFHR, VRDN (Smoketree)

   3%, Series A (LOC; FNMA) (a,b)                                                                     100,000           100,000

Sacramento County Sanitation District Finance Authority, Revenue, Refunding

   4%, 12/1/98                                                                                        250,000           250,401

Sacramento Municipal Utility District, Electric Revenue, CP

  3.35%, 9/9/98 (LOC: Bayerische Landesbank, Morgan Guaranty Trust Co. and

   Westdeutsche Landesbank) (b)                                                                     3,000,000         3,000,000

San Diego County:

  MFHR, VRDN:

    (Country Hills)

          3%, Series A (LOC; FNMA) (a,b)                                                              800,000           800,000

       (Lusk Mira Mesa Apartments)

          3.15%, Series E (LOC; Swiss Bank Corp.) (a,b)                                               300,000           300,000

DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                            JUNE 30, 1998

                                                                                                  Principal
Tax Exempt Investments (continued)                                                                  Amount            Value
-------------------------------------------------------
                                                                                                _____________     _____________

San Diego County: (continued)

  MFHR, VRDN (continued):

    (Nationwide)

          3%, Series A (LOC; FNMA) (a,b)                                                      $       100,000   $       100,000

   TRAN 4.50%, 9/30/98 (LOC: Bank of Nova Scotia, Canadian Imperial Bank of Commerce,

       and Commerz Bank) (b)                                                                        1,500,000         1,502,578

San Francisco City and County Housing Authority, MFHR, VRDN (737 Post Project)

   3.35%, Series D (LOC; Banque Nationale de Paris) (a,b)                                             200,000           200,000

San Francisco City and County Redevelopment Financing Authority, Revenue,
Refunding

  VRDN (Yerba Buena Garden)

   3.20% (LOC: Bank of Tokyo-Mitsubishi adnd National Westminster Bank) (a,b)                         115,000           115,000

San Francisco City and County Union School District, TRAN 4.50%, 10/30/98                           2,500,000         2,505,730

San Jose, MFHR, VRDN (Foxchase)

   3%, Series B (Insured; FGIC and Liquidity Facility; FGIC) (a)                                      200,000           200,000

Santa Clara County Housing Authority, MFHR, VRDN (Foxchase)

   3%, Series E (Insured; FGIC) (a)                                                                 2,600,000         2,600,000

Santa Clara Local Government Finance Authority, Revenue, Refunding, Prerefunded

   7.25%, 2/1/99 (Escrowed in; U.S. Government Securities)                                            250,000           260,140

Southern California Public Power Authority, Revenue, Refunding, VRDN

  (Palo Verde Project)

   4%, Series C (Insured; AMBAC and SBPA; Morgan Guaranty Trust Co.) (a)                            1,000,000         1,000,000

State of California, CP:

  3.55%, 8/10/98 (Liquidity Facility: Bayerische Landesbank, Credit Suisse,

       Landesbank Hessen and Morgan Guaranty Trust Co.)                                             2,000,000         2,000,000

   3.50%, 9/2/98 (Liquidity Facility: Bayerische Landesbank, Credit Suisse,

       Landesbank Hessen and Morgan Guaranty Trust Co.)                                             1,000,000         1,000,000

Stockton, MFHR, VRDN (Mariners Pointe Association)

   3.20%, Series A (LOC; Lasalle National Bank) (a,b)                                               2,700,000         2,700,000

Vallecitos Water District, Water Revenue, COP, VRDN

   (Twin Oaks Reservoir Project) 3% (LOC; Credit Locale de France) (a,b)                            1,500,000         1,500,000

Yucaipa-Calimesa Joint Union School Distrcit, TRAN

   4%, 6/30/99                                                                                      1,000,000         1,003,850


U.S. Related--.5%

Commonwealth of Puerto Rico, Public Improvement, Prerefunded

   7.75%, Series A, 7/1/98 (Escrowed in; U.S. Government Securities)                                  500,000           510,000
                                                                                                                  _____________


TOTAL INVESTMENTS (cost $98,651,826)                                                                    98.4%     $  98,651,826
                                                                                                      _______     _____________


CASH AND RECEIVABLES (NET)                                                                               1.6%    $    1,609,988
                                                                                                      _______     _____________


NET ASSETS                                                                                             100.0%      $100,261,814
                                                                                                      _______     _____________

DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

Summary of Abbreviations
-----------------------------------------------------------------------------
AMBAC       American Municipal Bond Assurance Corporation           MBIA        Municipal Bond Investors Assurance
COP         Certificate of Participation                                          Insurance Corporation
CP          Commercial Paper                                        MFHR        Multi-Family Housing Revenue
FGIC        Financial Guaranty Insurance Company                    MFMR        Multi-Family Mortgage Revenue
FNMA        Federal National Mortgage Association                   PCR         Pollution Control Revenue
IDR         Industrial Development Revenue                          RRR         Resources Recovery Revenue
LOC         Letter of Credit                                        SBPA        Standby Bond Purchase Agreement
                                                                    TRAN        Tax and Revenue Anticipation Notes
                                                                    VRDN        Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Moody's                            or                   Standard & Poor's                           Percentage of Value
________                                                _________________                           ___________________
VMIG1/MIG1,P1(c)                                        SP1+/SP1, A1+A1(c)                                92.3%
Aaa/Aa(d)                                               AAA/AA(d)                                          7.7
                                                                                                        ______
                                                                                                         100.0%
                                                                                                        ______




Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

(b) Secured by letters of credit. At June 30, 1998, 68.5% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, government agencies and corporations, of which Bayerische
    Landesbank provided letters of credit to 11.0% of the Fund's net assets.

(c) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.

(d) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                             JUNE 30, 1998

                                                                                                     Cost             Value
                                                                                                 ____________      ____________
ASSETS:                          Investments in securities--See Statement of Investments         $ 98,651,826      $ 98,651,826

                                 Cash                                                                                 4,408,925

                                 Interest receivable                                                                    751,117
                                                                                                                  _____________

                                                                                                                    103,811,868
                                                                                                                  _____________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           35,921

                                 Payable for investments securities purchased                                         3,511,050

                                 Interest payable--Note 3                                                                 3,083
                                                                                                                  _____________

                                                                                                                      3,550,054
                                                                                                                  _____________


NET ASSETS                                                                                                         $100,261,814
                                                                                                                  _____________



REPRESENTED BY:                  Paid-in capital                                                                   $100,253,814

                                 Accumulated net realized gain (loss) on investments                                      8,000
                                                                                                                  _____________

NET ASSETS                                                                                                         $100,261,814
                                                                                                                  _____________



SHARES OUTSTANDING

(UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST AUTHORIZED)                                                      100,253,823


NET ASSET VALUE, offering and redemption price per share                                                                  $1.00
                                                                                                                         ______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                              YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME
INCOME                           Interest Income                                                                   $3,158,607

EXPENSES:                        Management fee--Note 2                                     $   402,329

                                 Interest--Note 3                                                 5,599
                                                                                            ___________

                                        Total Expenses                                                                407,928
                                                                                                                  ___________

INVESTMENT INCOME--NET                                                                                              2,750,679

NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b)                                                                     51,000
                                                                                                                  ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $2,801,679
                                                                                                                  ___________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended           Year Ended
                                                                                            June 30, 1998        June 30, 1997
                                                                                            ______________      _______________

OPERATIONS
   Investment income--net                                                                    $   2,750,679        $   1,848,296

   Net realized gain (loss) on investments                                                          51,000              (36,397)

                                                                                           _____________        _____________

       Net Increase (Decrease) in Net Assets Resulting from Operations                           2,801,679            1,811,899
                                                                                             _____________        _____________

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net                                                                       (2,750,679)          (1,848,296)

   Net realized gain on investments                                                                 (6,603)              (3,500)

                                                                                             _____________        _____________

       Total Dividends                                                                          (2,757,282)          (1,851,796)

                                                                                             _____________        _____________

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

   Net proceeds from shares sold                                                               190,718,170          189,667,243

   Dividends reinvested                                                                          2,010,317            1,332,586

   Cost of shares redeemed                                                                    (173,091,554)        (147,107,129)

                                                                                             _____________        _____________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions                  19,636,933           43,892,700

                                                                                             _____________        _____________

          Total Increase (Decrease) in Net Assets                                               19,681,330           43,852,803

NET ASSETS:

   Beginning of Period                                                                          80,580,484           36,727,681

                                                                                             _____________        _____________

   End of Period                                                                              $100,261,814        $  80,580,484

                                                                                             _____________        _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.



                                                                                                  Period Ended     Year Ended
                                                               Year Ended June 30,                  June 30,      November 30,
                                                    __________________________________________

PER SHARE DATA:                                     1998       1997       1996(1)      1995(2)      1994(3,4)      1993(3,5)
                                                   _______    _______     _______      _______       _______        _______
   Net asset value, beginning of period            $  1.00    $  1.00     $  1.00      $  1.00       $  1.00        $  1.00
                                                   _______    _______     _______      _______       _______        _______

   Investment Operations:
   Investment income--net                             .031       .031        .031         .031          .012           .023
                                                   _______    _______     _______      _______       _______        _______

   Distributions:

   Dividends from investment income--net             (.031)     (.031)      (.031)       (.031)        (.012)         (.023)
                                                   _______    _______     _______      _______       _______        _______

   Net asset value, end of period                  $  1.00    $  1.00     $  1.00      $  1.00       $  1.00        $  1.00
                                                   _______    _______     _______      _______       _______        _______


TOTAL INVESTMENT RETURN                               3.13%      3.11%       3.19%        3.10%         1.25%          2.41%

RATIO/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets             .46%       .42%        .44%         .60%          .47%(6)        .32%

   Ratio of net investment income to average
       net assets                                     3.08%      3.09%       3.36%        3.07%         2.11%(6)       2.40%

   Decrease reflected in above expense ratios
       due to undertakings by the Manager               --        .03%        .07%          --           .38%(6)        .76%

   Net Assets, end of period (000's Omitted)      $100,262    $80,580     $36,728      $15,538       $17,170        $15,490

---------

(1) Effective November 20, 1995, the Fund converted to a single Class Fund, with the existing Class R shares converted into Investor shares.
    The Financial Highlights for the fiscal year ended June 30, 1996 were calculated using the performance of an Investor share outstanding from July 1, 1995 to November 19, 1995, and the performance of a Fund share outstanding from November 20, 1995 to June 30, 1996.

(2) Effective  October  17,  1994, The Dreyfus Corporation began serving as the
    Fund's investment manager.

(3) On February 1, 1993 existing shares of the Fund were designated the Retail
    Class and the Fund began offering the Institutional Class and Investment
    Class of shares.  Effective April 4, 1994 the Retail and Institutional
    Classes were reclassified as a single class of shares known as the Investor shares and the Investment Class of shares were reclassified as Trust shares.
    Effective October 17, 1994, the Trust shares were reclassified as Class R shares. The Financial Highlights for the year ended June 30, 1995 are based upon an Investor share outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December 1, 1993 to April 3, 1994, and the performance of an Investor share outstanding from April 4, 1994 to June
    30, 1994. The Financial Highlights for the year ended November 30, 1993 and prior periods are based upon a Retail share outstanding.

(4) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30. Prior to April 4, 1994, The Boston
    Company Advisors,  Inc.  served  as  the  Fund' s investment adviser. From
    April 4, 1994 through October 16, 1994, Mellon Bank, N.A., served as the Fund's investment manager.

(5) The per share amount has been calculated using the monthly average shares method, which more appropriately presents per share data for the period since use of the undistributed net investment income method did not accord with results of operations.

(6)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

NOTES    TO    FINANCIAL    STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus BASIC California Municipal Money Market Fund (the "Fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust" ) which is registered under the Investment Company Act of 1940 (" Act" ) as an open-end management investment company and operates as a series company currently offering seven series including the Fund. The Fund' s investment objective is to provide a high level of current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation (" Manager" ) serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares.

  The  Fund' s  financial  statements  are prepared in accordance with generally
accepted   accounting  principles  which  may  require  the  use  of  management estimates.  Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.

  It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custodian agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

  (C) CONCENTRATION OF RISK: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

  At June 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel) . Each trustee receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust. (The $1,000 attendance fee and reimbursement of meeting expenses also are borne pro rata by Dreyfus High Yield Strategies Fund). These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 3--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

  The average daily amount of borrowings outstanding during the period ended June 30, 1998 was approximately $92,000, with a related weighted average annualized interest rate of 6.07%.

DREYFUS BASIC CALIFORNIA MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS:

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC California Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 1993 were audited by other auditors whose report thereon dated January 18, 1994 expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. As to securities purchased, but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC California Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or period in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                   KPMG Peat Warwick LLP


New York, New York

August 13, 1998

IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 1998 as "exempt-interest divdends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes).



                                   (reg.tm)

                                   (reg.tm)

DREYFUS    BASIC    CALIFORNIA

MUNICIPAL MONEY MARKET FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940










Printed in U.S.A.                                              307AR986

BASIC California

Municipal Money

Market Fund

Annual Report

June 30, 1998




DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance of the Dreyfus BASIC New York Municipal Money Market Fund for the 12-month period ended June 30, 1998. Your Fund produced a yield of 3.10% and, after taking into account the effect of compounding, the effective yield was 3.14.*

ECONOMIC REVIEW

  During the past year, the money market went through several phases to reach its present stage. A year ago, fears of inflation, and of possible Federal Reserve Board action to curb it, were dominant influences. Then last fall came the Asian monetary and financial crisis. This set off a flight to the dollar, and also made the Fed hesitant to take any action that might worsen the Asian situation. Interest rates were dampened by this combination of events. However, by late 1997 and early 1998, talk of possible inflation was renewed as the U.S. economy and the stock market forged ahead to new heights.

  A major influence on the money market in the past few months has been increased evidence of a slowdown in general economic activity. Overall, the economy appears to be healthy, the job market has been strong, consumers seem to be in a constructive frame of mind and inflation has remained at bay. However, the fast pace of expansion that prevailed earlier in the year has clearly cooled.

 The problems in Japan and Southeast Asia are finally having some repercussions in this country. Demand for our exports from that part of the world has declined sharply. Furthermore, the flight to the dollar which has resulted from the Asian problems has made the U.S. dollar very expensive for those trading partners.

  Lately, the virtual shutdown of U.S. production at General Motors plants, due to the UAW strike in Flint, Michigan, has been another factor reducing the pace of the economy.

  Although growth in corporate profits has slowed in many sectors during the past year, consensus estimates of future profit growth continue to be cut. Profit margins had already begun to shrink under the weight of rising labor costs, making companies' reported profits increasingly dependent on growth of sales. Overall profits could thus prove quite vulnerable to a period of significantly slower economic growth.

  In view of this cooling trend, it has come as no surprise that the Federal Reserve, though still watchful for signs of wage inflation, has not taken any recent action to raise interest rates.

  Thus, the money market is feeling the effects of economic cross-currents. Factors tending to restrain interest rates include the demand for U.S. instruments from foreign investors seeking a "safe haven" as well as the prospect of the U.S. Government running a budget surplus, thus reducing the need for Treasury borrowing. Yet, we believe that the continuing economic expansion, albeit at a lower rate, helped to keep money market rates from going lower than they did during the reporting period.

Supply of one-year municipal money market notes declined during the first half of 1998 relative to the first half of 1997 by approximately 12%. Many traditional borrowers are experiencing improved fiscal balances as a result of broad domestic economic growth. Consequently, the need to borrow short-term funds has correspondingly diminished.

  Buoyed by the declining interest rate environment in the taxable money marketplace, yields on one-year tax-exempt money market securities ranged between 3.70% and 3.55% . Rates ended the reporting period at the lows in anticipation of heavy demand during the summer months.

MARKET ENVIRONMENT/PORTFOLIO ACTIVITY

  New York State's improved policies of monitoring and management of the budget during the year, coupled with its economic expansion, has produced its third consecutive year of record financial performance. In fiscal year 1998, the State recorded a $2.0 billion budgetary surplus. These results have allowed the State to reduce its large general fund balance deficits by nearly two-thirds, with the GAAP deficit reaching just below $1 billion in 1997. The State has also passed the 1999 budget in record time, providing for a $902 million surplus which, we believe, will likely grow over the course of the year. Long-term, however, there remain many risks to this financial turnaround. The State still has a structural imbalance between revenues and expenditures which could cause the elimination of the surpluses built up if an economic slowdown occurs. Further, the economy's expansion is not broad based. The financial services sector is recording phenomenal growth. However, the overall economy is still growing below national rates. As long as Wall Street continues in a bull market, we believe that the State should continue to record positive financial performance. Standard and Poor' s and Moody' s have rated New York State at the mid-A level, and do not foresee an upgrade in the near future. Both cite the narrow economic expansion, large debt levels, and long-term risks associated with the State's budget and forecasts.

  From a strategy standpoint, the Fund's average Portfolio maturity fluctuated within a range of 35 to 55 days. However, the Fund typically maintained an average maturity of 45 days during the reporting period. With the backdrop of continued inactivity from the Federal Reserve, the Fund's strategy was to maintain a neutral average maturity relative to its peer group.

               Sincerely,



                  [John    Flahive signature logo]


                  John    Flahive

               Portfolio Manager

July 27, 1998

New York, N.Y.

* Effective yield is based upon dividends declared daily and reinvested monthly

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                        JUNE 30, 1998

                                                                                                   Principal

Tax Exempt Investments--100.7%                                                                      Amount             Value
-------------------------------------------------------                                         _____________      ____________


New York--100.6%

Albany Industrial Development Agency, IDR, VRDN (Newkirk Products Inc., Project
  3.55%, Series A (LOC; Fleet Bank) (a,b)  . . . . . . . . . . . . . . . . . . . . . . . .      $    1,620,000   $    1,620,000

Babylon Industrial Development Agency, RRR, VRDN

  (Equity Babylon Project) 4% (LOC; Union Bank of Switzerland) (a,b) . . . . . . . . . . .         15,300,000        15,300,000

Broome County Industrial Development Agency, IDR, Refunding, VRDN

  (Bing Realty Co. Project) 3.60% (LOC; Meridian Bank Corp.) (a,b) . . . . . . . . . . . .          1,850,000         1,850,000

Chemung County Industrial Development Agency, Civic Facility Revenue, VRDN

  (Arnot Ogden Medical Center) 3.35% (LOC; Chase Manhattan Bank) (a,b) . . . . . . . . . .          2,530,000         2,530,000

Erie County, RAN 5%, Series A, 10/29/98 (LOC; Union Bank of Switzerland) (a) . . . . . . .          2,000,000         2,005,879

Erie County Water Authority, Water Revenue, VRDN

  3.25%, Series A (Insured; AMBAC and SBPA; Union Bank of Switzerland) (b) . . . . . . . .          2,000,000         2,000,000

Franklin County Industrial Development Agency, IDR, VRDN

 (Kes Chateaugay Limited Partnership LP Project)

  4.05%, Series A (LOC; Bank of Tokyo-Mitsubishi) (a,b)  . . . . . . . . . . . . . . . . .            500,000           500,000

Great Neck North Water Authority, Water System Revenue, Refunding, VRDN

  3.45% Series A (Insured; FGIC and SBPA; FGIC) (b)  . . . . . . . . . . . . . . . . . . .          8,600,000         8,600,000

Jefferson County Industrial Development Agency, IDR, VRDN (Watertown-Carthage
IV)

  3.70% (LOC; First National Bank of Chicago) (a,b)  . . . . . . . . . . . . . . . . . . .            100,000           100,000

Long Island Power Authority, Electric System Revenue, VRDN

  3.80%, Sub-Series 6 (LOC: ABN-Amro Bank and Morgan Guaranty Trust Co.) (a,b) . . . . . .          3,000,000         3,000,000

Montgomery Industrial Development Agency, IDR, VRDN (Service Merchandise Co.)

  3.65% (LOC; Canadian Imperial Bank of Commerce) (a,b)  . . . . . . . . . . . . . . . . .            200,000           200,000

Municipal Assistance Corporation:

 CP 3.60%, Series F, 8/11/98 (Insured; AMBAC and SBPA: Bank of Nova Scotia and

    National Westminster Bank) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,000,000         8,000,000

  Refunding 4.20%, Series D, 7/1/98 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . .          5,025,000         5,025,000

  VRDN 3.20%, Series K-1 (LOC: Municipal Assistance Corp and

    Westdeutsche Landesbank) (a,b) . . . . . . . . . . . . . . . . . . . . . . . . . . . .         15,100,000        15,100,000

Nassau County:

 General Improvement:

    4.80%, Series X, 11/1/98 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . .          5,766,000         5,784,455

    4%, Series Y, 3/1/99 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . . .          9,153,000         9,179,001

  TAN 4.25%, Series B, 8/31/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,000,000         4,003,062

New York City:

 CP:

    3.65%, Series J-2, 10/28/98 (LOC; Commerzbank) (a) . . . . . . . . . . . . . . . . . .          2,000,000         2,000,000

    3.65%, Series J-3, 10/29/98 (LOC; Morgan Guaranty Trust Co.) (a) . . . . . . . . . . .          2,000,000         2,000,000

    3.70%, Series H-4, 11/19/98 (Insured; AMBAC, LOC; Krediet Bank) (a)  . . . . . . . . .          2,000,000         2,000,000

  VRDN:

    4%, Series B (Insured; MBIA and LOC; National Westminster Bank) (a,b)  . . . . . . . .            200,000           200,000

    3.45%, SubSeries A-6 (LOC; Landesbank Hessen) (a,b)  . . . . . . . . . . . . . . . . .          2,530,000         2,530,000

    4%, SubSeries A-5 (LOC; Krediet Bank)(a,b) . . . . . . . . . . . . . . . . . . . . . .          5,900,000         5,900,000

    4%, SubSeries A-8 (LOC; Morgan Guaranty Trust Co.)(a,b)  . . . . . . . . . . . . . . .            800,000           800,000

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                            JUNE 30, 1998

                                                                                                   Principal

Tax Exempt Investments (continued)                                                                  Amount            Value
-------------------------------------------------------                                         _____________      ____________

New York (continued)

New York City Health and Hospital Corporation, Revenue, VRDN (Health Systems):
    3.20%, Series A (LOC; Morgan Guaranty Trust Co.) (a,b) . . . . . . . . . . . . . . . .      $  14,700,000     $  14,700,000

    3.20%, Series D (LOC; Bank of Nova Scotia) (a,b) . . . . . . . . . . . . . . . . . . .         12,000,000        12,000,000

    3.30%, Series B (LOC; Canadian Imperial Bank of Commerce) (a,b)  . . . . . . . . . . .          4,900,000         4,900,000

New York City Housing Development Corporation, VRDN:

 MFMR:

    (Columbus) 3.35%, Series A (LOC; Citibank) (a,b) . . . . . . . . . . . . . . . . . . .            900,000           900,000

    (West 89th Street) 3.30%, Series A (LOC; Midland Bank) (a,b) . . . . . . . . . . . . .         12,500,000        12,500,000

  Multi-Family Rental Housing Revenue:

    (Carnegie Park) 3.20%, Series A (LOC; FNMA) (a,b)  . . . . . . . . . . . . . . . . . .          2,200,000         2,200,000

    (Columbus Green) 3.20%, Series A (LOC; FNMA) (a,b) . . . . . . . . . . . . . . . . . .          1,375,000         1,375,000

    (Monterey) 3.20%, Series A (LOC; FNMA) (a,b) . . . . . . . . . . . . . . . . . . . . .         12,700,000        12,700,000

New York City Industrial Development Agency, Civic Facility Revenue

  (USTA National Tennis Center Project) 5.50%, 11/15/98 (Insured; FSA) . . . . . . . . . .          2,960,000         2,981,536

New York City Municipal Water Finance Authority, Water and Sewer Systems
Revenue:

 CP 3.60% Series 5A, 7/15/98 (LOC: Bayerische Landesbank, Landesbank Hessen and

    Westdeutsche Landesbank) (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         10,000,000        10,000,000

  VRDN:

    3.75%, Series G (Insured; FGIC and SBPA; FGIC) (b) . . . . . . . . . . . . . . . . . .          1,100,000         1,100,000

    3.80%, Series A (Insured; FGIC and SBPA; FGIC) (b) . . . . . . . . . . . . . . . . . .          8,600,000         8,600,000

    4%, Series C (Insured; FGIC and SBPA; FGIC) (b)  . . . . . . . . . . . . . . . . . . .          2,800,000         2,800,000

New York City Trust, Cultural Resource Revenue, Refunding, VRDN:

 (American Museum of National History)

    3.25%, Series A (Insured; MBIA and SBPA; Credit Suisse) (b)  . . . . . . . . . . . . .          3,800,000         3,800,000

  (Salomon R Guggenheim)

    3.85%, Series B (LOC; Swiss Bank Corp.) (a,b)  . . . . . . . . . . . . . . . . . . . .          2,000,000         2,000,000

New York State 6.625%, 8/1/98 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,002,583

New York State Dormitory Authority, Revenues:

 CP (Memorial Sloan Kettering)

    3.60%, 9/15/98 (LOC; Chase Manhattan Bank) (a) . . . . . . . . . . . . . . . . . . . .          2,000,000         2,000,000

  Refunding (New York University)

    4%, Series A, 7/1/98 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . .          4,000,000         4,000,000

  VRDN:

    (New York Public Library)

       3.20%, Series B (LOC; Canadian Imperial Bank of Commerce) (a,b) . . . . . . . . . .          3,900,000         3,900,000

    (Metropolitan Museum of Art):

       3.20%, Series A (Guaranty; Metropolitan Museum of Art) (b)  . . . . . . . . . . . .          3,200,000         3,200,000

       3.20%, Series B (Guaranty; Metropolitan Museum of Art) (b)  . . . . . . . . . . . .          1,760,000         1,760,000

New York State Energy, Research and Development Authority:

 PCR:

   (LILCO Project)

       3.58%, Series A, 3/1/99 (LOC; Deutsche Bank) (a)  . . . . . . . . . . . . . . . . .          3,000,000         3,000,000

    (New York State Electric and Gas):

       3.80%, Series B, 10/15/98 (LOC; Union Bank of Switzerland) (a)  . . . . . . . . . .          3,250,000         3,250,000

       3.58%, Series A, 3/15/99 (LOC; Morgan Guaranty Trust Co.) (a) . . . . . . . . . . .          2,000,000         2,000,000

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                            JUNE 30, 1998

                                                                                                   Principal

Tax Exempt Investments (continued)                                                                  Amount            Value
-------------------------------------------------------                                         _____________      ____________

New York (continued)

New York State Energy, Research and Development Authority: (continued)

 VRDN:

   Electric Facilities Revenue (LILCO Project)
       3.60%, Series A (LOC; Toronto-Dominion Bank) (a,b)  . . . . . . . . . . . . . . . .     $      500,000   $       500,000

    Gas Facilities Revenue (Brooklyn Union Gas Project):

       3.35%, Series A-2 (Insured; MBIA and SBPA; United Bank of Switzerland) (b)  . . . .          4,700,000         4,700,000

       3.45%, Series A-1 (Insured; MBIA and SBPA; United Bank of Switzerland) (b)  . . . .          4,900,000         4,900,000

    PCR

       (Central Hudson Gas and Electric)

       3.50%, Series B (LOC; Deutsche Bank) (a,b)  . . . . . . . . . . . . . . . . . . . .          5,700,000         5,700,000

New York State Environmental Facilities Corporation, SWDR, Refunding, CP

 (General Electric Co. Project)

    3.65%, Series A, 8/14/98 (LOC; General Electric Co.) (a) . . . . . . . . . . . . . . .          8,050,000         8,050,000

New York State Environmental Quality, CP:

  3.35%, Series A, 8/12/98 (LOC: Bayerische Landesbank and Landesbank Hessen) (a)  . . . .          8,000,000         8,000,000

  3.70%, Series A, 8/12/98 (LOC: Bayerische Landesbank and Landesbank Hessen) (a)  . . . .          1,000,000         1,000,000

  3.50%, Series A, 9/3/98 (LOC: Bayerische Landesbank, Landesbank Hessen and

    Morgan Guaranty Trust Co.) (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,000,000

  3.55%, Series A, 9/3/98 (LOC: Bayerische Landesbank, Landesbank Hessen and

    Morgan Guaranty Trust Co.) (a) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,000,000

New York State Housing Finance Agency, VRDN:

  HR (East 84th Streest) 3.30%, Series A (LOC; Fleet Bank) (a,b) . . . . . . . . . . . . .          4,600,000         4,600,000

  Revenue (250 West 50th Street) 3.30%, Series A (LOC; Fleet Bank) (a,b) . . . . . . . . .          3,000,000         3,000,000

New York State Job Development Authority, VRDN:

 3.85%, Series A-1 Thru A-21 (Guaranty; New York State and SBPA: Bayerische
Landesbank

    and Morgan Guaranty Trust Co.) (b) . . . . . . . . . . . . . . . . . . . . . . . . . .          4,820,000         4,820,000

  3.85%, Series A-1 Thru A-25 (LOC; Sumitomo Bank) (a,b) . . . . . . . . . . . . . . . . .          2,605,000         2,605,000

  3.85%, Series B-1 Thru B-9 (Guaranty; New York State and SBPA: Bayerische Landesbank

    and Morgan Guaranty Trust Co.) (b) . . . . . . . . . . . . . . . . . . . . . . . . . .          4,130,000         4,130,000

  4%, Series A-1 Thru A-13 (Guaranty; New York State and SBPA: Bayerische Landesbank

    and Morgan Guaranty Trust Co.) (b) . . . . . . . . . . . . . . . . . . . . . . . . . .            600,000           600,000

  4%, Series B-1 Thru B-9 (Guaranty; New York State and SBPA: Bayerische Landesbank

    and Morgan Guaranty Trust Co.) (b) . . . . . . . . . . . . . . . . . . . . . . . . . .          2,020,000         2,020,000

New York State Local Governmental Assistance Corporation, VRDN:

  3.15%, Series B (LOC; Krediet Bank) (a,b)  . . . . . . . . . . . . . . . . . . . . . . .          7,800,000         7,800,000

  3.15%, Series F (LOC; Toronto-Dominion Bank) (a,b) . . . . . . . . . . . . . . . . . . .          4,500,000         4,500,000

  3.30%, Series E (LOC; Canadian Imperial Bank of Commerce) (a,b)  . . . . . . . . . . . .          1,900,000         1,900,000

New York State Medical Care Facilities Finance Agency, Revenue, VRDN

 (Lenox Hill Hospital)

    3.35%, Series A (LOC; Chase Manhattan Bank) (a,b)  . . . . . . . . . . . . . . . . . .            500,000           500,000

  (Pooled Equipment Loan Program II)

    3.30%, Series A (LOC; Chase Manhattan Bank) (a,b)  . . . . . . . . . . . . . . . . . .          3,300,000         3,300,000

Niagara Falls Bridge Commission, Toll Revenue, VRDN

  3.25%, Series A (Insured; FGIC and SBPA; Credit Locale de France) (b)  . . . . . . . . .          6,000,000         6,000,000

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                            JUNE 30, 1998

                                                                                                   Principal

Tax Exempt Investments (continued)                                                                  Amount            Value
-------------------------------------------------------                                         _____________      ____________

New York (continued)


Onondaga County Industrial Development Agency, IDR, VRDN

 (First Republic Corp. American)
  3.35% (LOC; Chase Manhattan Bank) (a,b)  . . . . . . . . . . . . . . . . . . . . . . . .     $      600,000   $       600,000

Rensselaer County Industrial Development Agency, Civic Facility, Revenue, VRDN

  (Polytech Institute Project) 3.40%, Series A (LOC; Rennselaer Polytech Institute) (b)  .          4,400,000         4,400,000

Rochester, BAN 4%, Series I, 3/9/99. . . . . . . . . . . . . . . . . . . . . . . . . . . .          8,000,000         8,023,886

Saint Lawrence Industrial Development Agency, Environment Improvement Revenue,
VRDN

  (Reynolds Metals Co. Project) 3.50% (LOC; Royal Bank of Canada) (a,b)  . . . . . . . . .          1,200,000         1,200,000

Schenectady Industrial Development Agency, VRDN (Union College Project)

  3.40%, Series A (b)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,405,000         5,405,000

Suffolk County Industrial Development Agency, Civic Facility Revenue, VRDN

  (Suffolk Child Care Center Project) 3.45% (LOC; Barclays Bank) (a,b) . . . . . . . . . .          3,100,000         3,100,000

Triborough Bridge and Tunnel Authority, Revenue, Refunding, Prerefunded,

 General Purpose:

    7%, Series P, 1/1/99 (Escrowed in; U.S. Government Securities) . . . . . . . . . . . .          1,000,000         1,031,961

    7.50%, Series O, 1/1/99 (Escrowed in; U.S. Government Securities and Insured; FGIC)  .          1,485,000         1,538,344

Westchester County 4.50%, Series D, 11/15/98 . . . . . . . . . . . . . . . . . . . . . . .          8,120,000         8,142,652

Yonkers Industrial Development Agency, Civil Facility Revenue, VRDN

 (Consumers Union Facility)

  3.45% (Insured; AMBAC and SBPA; Credit Locale de France) (b) . . . . . . . . . . . . . .          3,500,000         3,500,000

U.S. Related--.1%

Puerto Rico Industrial Medical and Environmental Pollution Control Facility

 Finance Authority, Revenue, VRDN

  (AGMEF Project) 3.65% (LOC; Bank of Tokyo-Mitsubishi) (a,b)  . . . . . . . . . . . . . .            200,000           200,000

                                                                                                                  _____________

TOTAL INVESTMENTS (cost $336,663,359). . . . . . . . . . . . . . . . . . . . . . . . . . .              100.7%     $336,663,359

                                                                                                       _______    _____________


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .                 (.7%)   $ (2,174,887)

                                                                                                       _______    _____________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               100.0%    $334,488,472

                                                                                                       _______    _____________


DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------


Summary of Abbreviations
-----------------------------------------------------------------------------
AMBAC       American Municipal Bond Assurance Corporation           MBIA        Municipal Bond Investors Assurance

BAN         Bond Anticipation Notes                                                Insurance Corporation

CP          Commercial Paper                                        MFMR        Multi-Family Mortgage Revenue

FGIC        Financial Guaranty Insurance Company                    PCR         Pollution Control Revenue

FNMA        Federal National Mortgage Association                   RAN         Revenue Anticipation Notes

FSA         Financial security Assurance                            RRR         Resources Recovery Revenue

HR          Hospital Revenue                                        SBPA        Standby Bond Purchase Agreement

IDR         Industrial Development Revenue                          SWDR        Solid Waste Disposal Revenue

LOC         Letter of Credit                                        TAN         Tan Anticipation Notes

                                                                    VRDN        Variable Rate Demand Notes


Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch (c)            or            Moody's             or            Standard & Poor's              Percentage of Value
_______                            ________                          _________________              ___________________
F1+/F1                             VMIG1/MIG1, P1 (d)                SP1+/SP1, A1+/A1 (d)                 86.0%

AAA/AA (e)                         Aaa/Aa (e)                        AAA/AA (e)                           11.7

Not Rated (f)                      Not Rated (f)                     Not Rated (f)                         2.3

                                                                                                        _______

                                                                                                         100.0%

                                                                                                         _______

Notes to Statement of Investments:

-----------------------------------------------------------------------------

(a) Secured by letters of credit. At June 30, 1998, 62.4% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign bank corporations and government agencies, of which Bayerische Landesbank and Morgan Guaranty Trust Co. provided letters of credit to 10.3% and 10.9% of the Fund's net assets, respectively.

(b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

(c) Fitch currently provides creditworthiness information for a limited number of investments.

(d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.

(e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.

(f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                             JUNE 30, 1998

                                                                                                    Cost              Value

                                                                                                _____________      ____________

ASSETS:                          Investments in securities--See Statement of Investments . .     $336,663,359      $336,663,359

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            2,144,055

                                                                                                                  _____________

                                                                                                                    338,807,414

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation  . . . . . . . . . . . . .                              125,738

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                            4,189,768

                                 Interest payable--Note 3  . . . . . . . . . . . . . . . .                                3,436

                                                                                                                  _____________

                                                                                                                      4,318,942

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $334,488,472

                                                                                                                  _____________


REPRESENTED BY:                  Paid--in capital  . . . . . . . . . . . . . . . . . . . .                         $334,488,482

                                 Accumulated net realized gain (loss) on investments . . .                                  (10)

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $334,488,472

                                                                                                                  _____________


SHARES OUTSTANDING

(UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . . . . . . . . . .                          334,488,482

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                              $  1.00

                                                                                                                        _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                              YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                       $11,297,202

EXPENSES:                        Management fee--Note 2  . . . . . . . . . . . . . . . . .       $  1,435,212

                                 Interest expense--Note 3  . . . . . . . . . . . . . . . .              4,709

                                                                                                 ____________

                                                                                                                      1,439,921

                                                                                                                   ____________

INVESTMENT INCOME--NET, representing net increase in net assets
                                 resulting from operations . . . . . . . . . . . . . . . .                         $  9,857,281

                                                                                                                   ____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                  Year Ended        Year Ended

                                                                                                June 30, 1998      June 30, 1997

                                                                                                _____________      ____________

OPERATIONS:
   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $    9,857,281    $    7,309,990

   Net realized gain (loss) from investments . . . . . . . . . . . . . . . . . . . . . .             --                   1,425

                                                                                                _____________     _____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . . . .            9,857,281         7,311,415

                                                                                                _____________     _____________

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (9,857,281)       (7,309,990)

   Net realized gain on investments  . . . . . . . . . . . . . . . . . . . . . . . . . .               (1,034)          --

                                                                                                _____________     _____________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (9,858,315)       (7,309,990)

                                                                                                _____________     _____________

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

   Net proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . .          376,447,696       404,312,797

   Dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            9,002,552         6,613,748

   Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (323,504,736)     (294,875,277)

                                                                                                _____________     _____________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions . . . . .           61,945,512       116,051,268

                                                                                                _____________     _____________

          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . . . . . .           61,944,478       116,052,693

NET ASSETS

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          272,543,994       156,491,301

                                                                                                _____________     _____________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $334,488,472      $272,543,994

                                                                                                _____________     _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                                  Period Ended   Period Ended

                                                                  Year Ended June 30,               June 30,     November 30,

                                                      _____________________________________________

PER SHARE DATA:                                        1998        1997       1996(1)   1995(2,3)   1994(2,4)       1993(2)

                                                        ______      ______     ______      ______      ______        ______
   Net asset value, beginning of period  . . . . .     $  1.00     $  1.00    $  1.00     $  1.00     $  1.00       $  1.00

                                                        ______      ______     ______      ______      ______        ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . .        .031        .031       .031        .029        .012          .021

                                                        ______      ______     ______      ______      ______        ______

   Distributions:

   Dividends from investment income--net . . . . .       (.031)      (.031)     (.031)      (.029)      (.012)        (.021)

                                                        ______      ______     ______      ______      ______        ______

   Net asset value, end of period  . . . . . . . .     $  1.00     $  1.00    $  1.00     $  1.00     $  1.00       $  1.00

                                                        ______      ______     ______      ______      ______        ______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . .        3.14%       3.11%      3.14%       2.95%       1.23%         2.15%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . .         .45%        .41%       .43%        .60%        .44%(5)       .31%

   Ratio of net investment income to
       average net assets  . . . . . . . . . . . .        3.09%       3.08%      3.43%       2.97%       2.12%(5)      2.13%

   Decrease reflected in above expense ratios

       due to undertakings by the Manager  . . . .          --         .04%       .09%        --          .53%(5)       .98%

   Net Assets, end of period (000's Omitted) . . .    $334,488     $272,544   $156,491     $21,739      $8,011        $9,356
------------------------

(1) Effective December 8, 1995, the Fund's Investor shares and Class R shares were eliminated and the Fund became a single class Fund without a class designation. The Financial Highlights for the fiscal year ended
    June 30, 1996 were calculated using the performance of an Investor share outstanding from July 1, 1995 to December 7, 1995, and the performance of a Fund share outstanding from December 8, 1995 to June 30, 1996.

(2) On  February 1, 1993 existing shares of the Fund were designated the Retail
    Class  and  the Fund began offering the Institutional Class and Investment
    Class of  shares.  Effective  April  4, 1994 the Retail and Institutional
    Classes were reclassified as a single class of shares known as Investor shares and the Investment Class shares were reclassified as Trust
    Shares. Effective October 17, 1994 the Trust shares were reclassified as Class R shares. The Financial Highlights for the year ended June
    30, 1995 are based upon an Investor share outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December 31, 1993 to April 3, 1994, and the performance of an Investor share outstanding from April
    4,1994  to  June  30,  1994.  The Financial Highlights for the year ended
    November 30, 1993 and prior periods are based upon a Retail share outstanding.

(3) Effective  October  17,  1994, The Dreyfus Corporation began serving as the
    Fund's investment manager.

(4) The  Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year was November 30. Prior to April 4, 1994, The  Boston Company
    Advisors, Inc. served as the Fund's investment adviser. From April  4,  1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager.

(5)  Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus BASIC New York Municipal Money Market Fund (the "Fund") is a separate non-diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering seven series including the Fund. The Fund's investment objective is to provide a high level of current income exempt from Federal income taxes and New York State and New York City personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation (" Manager" ) serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.

  It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custodian agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

  (C) CONCENTRATION OF RISK: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund' s allocable portion of fees and expenses of the non-interested Trustees (including counsel) . Each trustee receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust. (The $1000 attendance fee and reimbursement of meeting expenses are also borne pro rata by Dreyfus High Yield Strategies Fund) . These fees and expenses are allocated to each series based on net assets. Amounts required to be paid directly by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 3--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $100 million line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings

  The average daily amount of borrowings outstanding during the period ended June 30, 1998 was approximately $81,300, with a related weighted average annualized interest rate of 5.79%.

DREYFUS BASIC NEW YORK MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS:

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC New York Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 1993 were audited by other auditors whose report thereon, dated January 18, 1994, expressed an unqualified opinion on these financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC New York Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or period in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                    KPMG Peat Warwick LLP


New York, New York

August 13, 1998

IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 1998 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes).


                                   [reg.tm signature logo]

                                   (reg.tm)

DREYFUS BASIC NEW YORK

MUNICIPAL MONEY MARKET FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940





Printed in U.S.A.                                              316AR986

BASIC New York

Municipal Money

Market Fund

Annual Report

June 30, 1998




DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance of the Dreyfus BASIC Massachusetts Municipal Money Market Fund for the 12-month period ended June 30, 1998. Your Fund produced a yield of 3.09% and, after taking into account the effect of compounding, the effective yield was 3.13%.*

ECONOMIC REVIEW

  During the past year, the money market went through several phases to reach its present stage. A year ago, fears of inflation, and of possible Federal Reserve Board action to curb it, were dominant influences. Then last fall came the Asian monetary and financial crisis. This set off a flight to the dollar, and also made the Fed hesitant to take any action that might worsen the Asian situation. Interest rates were dampened by this combination of events. However, by late 1997 and early 1998, talk of possible inflation was renewed as the U.S. economy and the stock market forged ahead to new heights.

  A major influence on the money market in the past few months has been increased evidence of a slowdown in general economic activity. Overall, the economy appears to be healthy, the job market has been strong, consumers seem to be in a constructive frame of mind and inflation has remained at bay. However, the fast pace of expansion that prevailed earlier in the year has clearly cooled.

The problems in Japan and Southeast Asia are finally having some repercussions in this country. Demand for our exports from that part of the world has declined sharply. Furthermore, the flight to the dollar which has resulted from the Asian problems has made the U.S. dollar very expensive for those trading partners.

  Lately, the virtual shutdown of U.S. production at General Motors plants, due to the UAW strike in Flint, Michigan, has been another factor reducing the pace of the economy.

  Although growth in corporate profits has slowed in many sectors during the past year, consensus estimates of future profit growth continue to be cut. Profit margins had already begun to shrink under the weight of rising labor costs, making companies' reported profits increasingly dependent on growth of sales. Overall profits could thus prove quite vulnerable to a period of significantly slower economic growth.

  In view of this cooling trend, it has come as no surprise that the Federal Reserve, though still watchful for signs of wage inflation, has not taken any recent action to raise interest rates.

  Thus, the money market is feeling the effects of economic cross-currents. Factors tending to restrain interest rates include the demand for U.S. instruments from foreign investors seeking a "safe haven" as well as the prospect of the U.S. Government running a budget surplus, thus reducing the need for Treasury borrowing. Yet, we believe that the continuing economic expansion, albeit at a lower rate, helped to keep money market rates from going lower than they did during the reporting period.

Supply of one-year municipal money market notes declined during the first half of 1998 relative to the first half of 1997 by approximately 12%. Many traditional borrowers are experiencing improved fiscal balances as a result of broad domestic economic growth. Consequently, the need to borrow short-term has correspondingly diminished.

  Buoyed by the declining interest rate environment in the taxable money marketplace, yields on one-year tax-exempt money market securities ranged between 3.70% and 3.55% . Rates ended the reporting period at the lows in anticipation of heavy demand during the summer months.

MARKET ENVIRONMENT/PORTFOLIO ACTIVITY

  Good economic growth and sound financial management for the Commonwealth of Massachusetts led to recent upgrades by both S&P and Fitch (from A+ to AA-). Strong growth has been led by construction, business services, finance, insurance, and real estate. Wealth and income levels remain very strong and unemployment is low. Fiscal 1998 marks the seventh annual consecutive general fund surplus. The Commonwealth has made progress on reducing its unfunded pension, which it will now fund over 20 years instead of 30 years. Higher ratings might be precluded by high debt levels and continuing uncertainty involving federal funding for the $10.8 billion Central Artery/Tunnel Project, and a grassroots appeal to end tolls on the western portion of the Massachusetts Turnpike. These fiscal questions notwithstanding, we believe that fundamentals
remain    strong    and    the    outlook    is    stable.

  From a strategy standpoint, the Fund's average Portfolio maturity fluctuated within a range of 35 to 60 days. However, the Fund typically maintained an average maturity of 50 days during the reporting period. With the backdrop of continued inactivity from the Federal Reserve, the Fund's strategy was to maintain a neutral average maturity relative to its peer group.

                  Sincerely,



               [John Flahive signature logo]



               John Flahive

               Portfolio Manager

July 27, 1998

New York, N.Y.

* Effective yield is based upon dividends declared daily and reinvested monthly

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                        JUNE 30, 1998

                                                                                                   Principal

Tax Exempt Investments--99.9%                                                                       Amount             Value
-------------------------------------------------------                                         _____________      ____________


Massachusetts--97.7%
Amherst-Pelham Regional School District 5%, 5/15/99 (Insured; AMBAC) . . . . . . . . . . .     $    1,107,000    $    1,118,718

City of Boston, Revenue:

  4%, Series A, 9/1/98 (Insured; FSA)  . . . . . . . . . . . . . . . . . . . . . . . . . .            500,000           500,162

  5%, Series A, 11/1/98 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,004,084

Boston Water and Sewer Commission, Revenue, VRDN

  3.50%, Series A (LOC; State Street Bank and Trust Co.) (a,b) . . . . . . . . . . . . . .          3,380,000         3,380,000

Town of Brockton, Municipal Purpose Loan Revenue 5%, 9/15/98 (Insured; FSA). . . . . . . .            520,000           521,154

Town of Brookline, BAN 4%, 6/4/99. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,002,676

Town of Holyoke, Refunding:

  PCR, VRDN (Holyoke Water Power Project) 3.20% (LOC; Union Bank of Switzerland) (a,b) . .            660,000           660,000

  Revenue 5%, 8/1/98 (Insured; FSA)  . . . . . . . . . . . . . . . . . . . . . . . . . . .            515,000           515,532

Town of Marlborough 5.50% 1/15/99 (Insured; FSA) . . . . . . . . . . . . . . . . . . . . .            790,000           797,498

Commonwealth of Massachusetts:

 Refunding:

    5.50%, Series A, 7/1/99  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            600,000           609,895

    VRDN 3.50%, Series B (LOC; Landesbank Hessen) (a,b)  . . . . . . . . . . . . . . . . .          3,000,000         3,000,000

  (Consolated Loan):

    Prerefunded 7%, Series A, 2/1/99 (Escrowed in; U.S. Government Securities and

       Guaranteed by; Commonwealth of Massachusetts) . . . . . . . . . . . . . . . . . . .          1,250,000         1,274,293

    Revenue:

       7%, Series C, 12/1/98 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            535,000           542,342

       3.60%, Series A, 1/1/99 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,003,898

Massachusetts Bay Transportation Authority, CP

  3.55%, Series C, 9/10/98 (LOC; West Deutsche Landesbank) (b) . . . . . . . . . . . . . .          5,500,000         5,500,000

Massachusetts Health and Educational Facilities Authority, Revenue:

 CP:

    (Boston University) 3.70%, Series H, 9/15/98 (LOC; Landesbank Hessen) (b)  . . . . . .          5,000,000         5,000,000

    (Harvard University):

       3.50%, Series L, 9/16/98 (Guaranteed by Harvard University) . . . . . . . . . . . .          1,000,000         1,000,000

       3.60%, Series L, 9/16/98 (Guaranteed by Harvard University) . . . . . . . . . . . .          1,690,000         1,690,000

  Prerefunded:

    (Berkshire Health Systems) 7.455%, Series A, 10/1/98 (Escrowed in: U.S. Government

       Securities and Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . .            905,000           931,928

    (Lahey Medical Clinic) 7.625%, Series A, 7/1/98 (Escrowed in; U.S. Government

       Securities and Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,020,000

  VRDN:

    (Amherst College):

       3.40%, Series F (Guaranteed by; Amherst College) (a)  . . . . . . . . . . . . . . .            600,000           600,000

       3.68%, Series C (Guaranteed by; Amherst College and

         LOC; Merrill Lynch and Co.) (a,b) . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,000,000

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                            JUNE 30, 1998

                                                                                                    Principal

Tax Exempt Investments (continued)                                                                   Amount           Value
-------------------------------------------------------                                          _____________     ____________

Massachusetts (continued)

Massachusetts Health and Educational Facilities Authority, Revenue (continued):

 VRDN (continued):

   (Capital Asset Program):

       3.20%, Series A (LOC; First National Bank of Chicago) (a,b) . . . . . . . . . . . .    $       900,000   $       900,000

       3.35%, Series G-1 (Insured; MBIA and SBPA; Credit Suisse) (a) . . . . . . . . . . .            200,000           200,000

       3.70%, Series E (LOC; First Chicago Corp.) (a,b)  . . . . . . . . . . . . . . . . .          5,800,000         5,800,000

    (Falmouth Assistance For Living) 3.40%, Series A (LOC; Bank of Boston) (a,b) . . . . .            900,000           900,000

    (Hallmark Health Systems) 3.40%, Series B (Insured; FSA and LOC; Fleet Bank) (a,b) . .          3,000,000         3,000,000

    (Harvard University) 3.40%, Series I (Guaranteed by; Harvard University) (a) . . . . .          2,700,000         2,700,000

    (Newton-Wellesley Hospital)

       3.40%, Series F (Insured; MBIA and SBPA; Credit Suisse) (a) . . . . . . . . . . . .            200,000           200,000

    (Partners Healthcare Systems) 3.45%, Series P-2 (BPA: Bayerische Landesbank and

       Morgan Guaranty Trust Co. and Insured; FSA) . . . . . . . . . . . . . . . . . . . .          3,200,000         3,200,000

    (Wellesley College) 3.70%, Series B (Guaranteed by; Wellesley College) (a) . . . . . .          4,115,000         4,115,000

    (Williams College) 3.15%, Series E (Guaranteed by; Williams College) (a) . . . . . . .          3,095,000         3,095,000

Massachusetts Finance Agency, Housing Revenue, VRDN

  3.70% (Insured; AMBAC and LOC; Merrill Lynch and Co.) (a,b)  . . . . . . . . . . . . . .          1,415,000         1,415,000

Massachusetts Industrial Finance Agency:

 Industrial Revenue:

    (Morgan Memorial Goodwill Industries) 4.375%, 10/1/98 (LOC; Barclays Bank) (b) . . . .          2,625,000         2,630,502

    VRDN:

       (General Signal Corp.) 3.60% (LOC; Wachovia Bank and Trust Co.) (a,b) . . . . . . .            500,000           500,000

       Refunding (Quamco Inc.) 3.20%, Series A (LOC; Bank of Nova Scotia) (a,b)  . . . . .          2,700,000         2,700,000

  PCR, VRDN (Holyoke Water Power Co.):

    3.30% (LOC; Swiss Bank Corp.) (a,b)  . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,000,000

    Refunding 3.20%, Series A (LOC; Canadian Imperial Bank of Commerce) (a,b)  . . . . . .            660,000           660,000

  Prerefunded (Framingham Union Hospital)

    8.625%, Series A, 7/1/98 (Escrowed in; U.S. Government Securities) . . . . . . . . . .          1,000,000         1,000,000

  Revenue:

    (New England College) 3.85%, 10/1/98 (LOC; State Street Bank and Trust Co.) (b)  . . .          2,500,000         2,500,000

    (Tufts University) 3.80%, Series H, 2/15/99  . . . . . . . . . . . . . . . . . . . . .            500,000           499,888

    VRDN:

       (Eastern Nazarene College) 3.40% (LOC; State Street Bank and Trust Co.) (a,b) . . .          1,000,000         1,000,000

       (Goddard House) 3.40% (LOC; Fleet Bank) (a,b) . . . . . . . . . . . . . . . . . . .          1,860,000         1,860,000

       (Heritage At Dartmouth) 3.50% (LOC; Bank of Boston) (a,b) . . . . . . . . . . . . .          1,500,000         1,500,000

       (Milton Academy) 3.45% (Liquidity; Fleet Bank and Insured; MBIA) (a)  . . . . . . .          1,000,000         1,000,000

       Refunding (Showa Womens Institute) 3.70% (LOC; Lloyds Bank) (a,b) . . . . . . . . .          3,100,000         3,100,000

       (Society for the Prevention of Cruelty) 3.40% (LOC; Fleet Bank) (a,b) . . . . . . .          1,000,000         1,000,000

  RRR, Refunding, VRDN (Ogden Haverhill Project):

    3.40%, Series A (LOC; Union Bank of Switzerland) (a,b) . . . . . . . . . . . . . . . .          2,395,000         2,395,000

    3.50%, Series B (LOC; Union Bank of Switzerland) (a,b) . . . . . . . . . . . . . . . .          2,500,000         2,500,000

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                            JUNE 30, 1998

                                                                                                    Principal

Tax Exempt Investments (continued)                                                                   Amount           Value
-------------------------------------------------------                                          _____________     ____________

Massachusetts (continued)

Massachusetts Municipal Wholesale Electric Company, Power Supply Systems
Revenue, VRDN

  3.35%, Series C (BPA; Credit Suisse and Insured; MBIA) (a) . . . . . . . . . . . . . . .     $    2,000,000    $    2,000,000

Massachusetts Port Authority, Revenue, CP

  3.55%, Series B, 7/6/98 (LOC; Canadian Imperial Bank of Commerce) (b)  . . . . . . . . .          5,000,000         5,000,000

Massachusetts Water Resource Authority:

 CP:

    3.60%, 8/11/98 (LOC; Morgan Guaranty Trust Co.) (b)  . . . . . . . . . . . . . . . . .          3,500,000         3,500,000

    3.65%, 8/11/98 (LOC; Morgan Guaranty Trust Co.) (b)  . . . . . . . . . . . . . . . . .          3,000,000         3,000,000

  VRDN 3.10%, Series A (Insured; AMBAC and SBPA; Bank of Nova Scotia) (a,b)  . . . . . . .          2,600,000         2,600,000

Town of Newton 4.50%, 3/15/99. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            350,000           352,155

Town of North Attleborough, Revenue 4.25%, 3/1/99 (Insured; AMBAC) . . . . . . . . . . . .          1,010,000         1,013,726

Town of Reading, BAN 4.25%, 7/10/98. . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,217,000         1,217,101

Town of Stoughton, Revenue 5.85%, 2/15/99 (Insured; MBIA). . . . . . . . . . . . . . . . .          1,215,000         1,231,694

Town of Westwood, Revenue 5.40%, 10/1/98 . . . . . . . . . . . . . . . . . . . . . . . . .            440,000           441,722

Town of Worchester, Municipal Purpose Loan Revenue 5%, 8/1/98 (Insured; MBIA). . . . . . .          2,430,000         2,432,198

U.S. Related--2.2%

Commonwealth of Puerto Rico Aqueduct and Sewer Authority, Revenue, Prerefunded

  7.875%, Series A, 7/1/98 (Escrowed in; U.S. Government Securities) . . . . . . . . . . .          2,450,000         2,499,000

                                                                                                                  _____________

TOTAL INVESTMENTS (cost $111,330,138). . . . . . . . . . . . . . . . . . . . . . . . . . .              99.9%      $111,330,166

                                                                                                     _______      _____________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                .1%  $         63,638

                                                                                                     _______      _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $111,393,804

                                                                                                     _______      _____________



DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------


Summary of Abbreviations
-----------------------------------------------------------------------------
AMBAC       American Municipal Bond Assurance Corporation           LOC         Letter of Credit

BAN         Bond Anticipation Notes                                 MBIA        Municipal Bond Investors Assurance

BPA         Bond Purchase Agreement                                                Insurance Corporation

CP          Commercial Paper                                        PCR         Pollution Control Revenue

FGIC        Financial Guaranty Insurance Company                    RRR         Resources Recovery Revenue

FSA         Financial Security Assurance                            SBPA        Standby Bond Purchase Agreement

                                                                    VRDN        Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch (c)            or            Moody's             or            Standard & Poor's              Percentage of Value
_______                            ________                          _________________              ___________________
F1+/F1                             VMIG1/MIG1, P1 (d)                SP1+/SP1, A1+/A1 (d)                78.0%

AAA/AA (e)                         Aaa/Aa (e)                        AAA/AA (e)                           20.9

Not Rated (f)                      Not Rated (f)                     Not Rated (f)                         1.1

                                                                                                        _______

                                                                                                         100.0%

                                                                                                        _______

                                                                                                        _______

Notes to Statement of Investments:

-----------------------------------------------------------------------------

(a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

(b) Secured by letter of credit. At June 30, 1998, 61.9% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and brokerage firms.

(c) Fitch currently provides creditworthiness information for a limited number of investments.

(d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.

(e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.

(f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                             JUNE 30, 1998

                                                                                                    Cost              Value

                                                                                                _____________      ____________

ASSETS:                          Investments in securities--See Statement of Investments . .     $111,330,138      $111,330,166

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              159,886

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                              949,659

                                 Other assets  . . . . . . . . . . . . . . . . . . . . . .                                  111

                                                                                                                  _____________

                                                                                                                    112,439,822

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               41,196

                                 Payable for investment securities purchased . . . . . . .                            1,002,719

                                 Interest payable--Note 3  . . . . . . . . . . . . . . . .                                2,103

                                                                                                                  _____________

                                                                                                                      1,046,018

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $111,393,804

                                                                                                                  _____________


REPRESENTED BY:

                                 Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $111,398,003

                                 Accumulated net realized gain (loss) on investments . . .                               (4,227)

                                 Accumulated gross unrealized appreciation
                                   of investments  . . . . . . . . . . . . . . . . . . . .                                   28

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $111,393,804

                                                                                                                _____________

                                                                                                                  _____________

SHARES OUTSTANDING

(UNLIMITED NUMBER OF SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . . . . . . . . . .                          111,402,951

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                              $  1.00

                                                                                                                       _______


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                              YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . . . . . .                           $4,272,683

EXPENSES:                        Management Fee--Note 2  . . . . . . . . . . . . . . . . .        $   531,090

                                 Legal fees--Note 4  . . . . . . . . . . . . . . . . . . .             24,418

                                 Interest expense--Note 3  . . . . . . . . . . . . . . . .              3,083

                                                                                                  ___________

                                    Total Expenses . . . . . . . . . . . . . . . . . . . .                              558,591

                                                                                                                    ___________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            3,714,092

NET UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b) . . . . . . . . . . . . . . . . . . .                                   28

                                                                                                                    ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . . .                           $3,714,120

                                                                                                                    ___________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                Year Ended          Year Ended

                                                                                               June 30, 1998      June 30, 1997

                                                                                               ______________     _____________


OPERATIONS:
   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $     3,714,092   $     2,597,779

   Net realized gain (loss) from investments . . . . . . . . . . . . . . . . . . . . . .             ----                 3,415

   Net unrealized appreciation (depreciation) of investments . . . . . . . . . . . . . .                   28               ---

                                                                                                ______________    ______________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . . . .            3,714,120         2,601,194

                                                                                                ______________    ______________

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (3,714,092)       (2,597,779)

                                                                                                ______________    ______________

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

   Net proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . .          288,336,710       227,213,640

   Dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,359,573           965,646

   Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (268,566,912)     (190,235,596)

                                                                                               ______________    ______________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions . . . . .           21,129,371        37,943,690

                                                                                               ______________    ______________

          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . . . . . .           21,129,399        37,947,105

NET ASSETS:

   Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           90,264,405        52,317,300

                                                                                               ______________    ______________

   End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $ 111,393,804    $   90,264,405

                                                                                               ______________    ______________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                             Year Ended June 30,

                                                                    _________________________________________________________

PER SHARE DATA:                                                   1998         1997        1996(1)      1995(2)     1994(3,4)

                                                                    ______       ______        ______       ______       ______
   Net asset value, beginning of period  . . . . . . . . . .       $  1.00      $  1.00       $  1.00      $  1.00      $  1.00

                                                                    ______       ______        ______       ______       ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . .          .031         .031          .033          .032      .019(5)

                                                                    ______       ______        ______       ______       ______

   Distributions:

   Dividends from investment income--net . . . . . . . . . .         (.031)       (.031)        (.033)       (.032)       (.019)

                                                                    ______       ______        ______       ______       ______

   Net asset value, end of period  . . . . . . . . . . . . .        $ 1.00       $ 1.00        $ 1.00       $ 1.00       $ 1.00

                                                                    ______       ______        ______       ______       ______


TOTAL INVESTMNT RETURN . . . . . . . . . . . . . . . . . . .          3.17%        3.12%         3.31%        3.25%        1.97%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . . . . .           .47%         .37%          .35%         .35%         .56%(6)

   Ratio of net investment income to average net assets  . .          3.15%        3.09%         3.24%        3.19%         1.94%

   Decrease reflected in above expense ratios

       due to undertakings by the Manager  . . . . . . . . .            --         .09%           .02%           --          --

   Net Assets, end of period (000's Omitted) . . . . . . . .      $111,394      $90,264        $52,317      $25,485       $19,830

-----------------------------

(1) Effective May 8, 1996, the Fund's Investor class became shares of Dreyfus
    Massachusetts Municipal Money Market Fund and Class R designation was eliminated and the Fund became a single class Fund.

(2) Effective October 17, 1994, The Dreyfus Corporation began serving as the
    Fund's investment manager.

(3) Effective April 4, 1994 the Investment Class was reclassified as the Trust shares. Effective October 17, 1994 Trust shares were redesignated as Class R shares. The above is based upon an Investment Class share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April
    4, 1994 to October 16, 1994.

(4) Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the
    Fund's investment adviser. From April 4, 1994 through October 16, 1994,
    Mellon Bank, N.A. served as the Fund's investment manager.

(5) Net investment income per share before waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 was $.019.

(6) Annualized expense ratios before voluntary waiver of fees and/or reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the year ended June 30, 1994 was .64%.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus BASIC Massachusetts Municipal Money Market Fund (the "Fund") is a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering seven series including the Fund. The Fund's investment objective is to provide a high level of current income exempt from Federal income taxes and Massachusetts personal income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in high quality, short-term municipal securities. The Dreyfus Corporation (" Manager" ) serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.

  It is the Fund's policy to maintain a continuous net asset value per share of $1.00 for the Fund; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custodian agreement, the Fund received net earnings credits of $965 during the period ended June 30, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

  (C) CONCENTRATION OF RISK: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the commonwealth and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $4,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 1998. If not applied, $1,000 of the carryover expires in fiscal 1999, $2,000 expires in fiscal 2000 and $1,000 expires in fiscal 2002. As a result of the expiration of a prior year capital loss carryover $7,000 was reclassified from accumulated net realized loss to additional paid in capital.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .45% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel) . Each trustee receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust. (The $1,000 attendance fee and reimbursement of meeting expenses are also borne pro rata by Dreyfus High Yield Strategies Fund). These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

NOTE 3--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

  The average daily amount of borrowings outstanding during the period ended June 30, 1998 was approximately $45,100 with a related weighted average annualized interest rate of 6.82%.

NOTE 4--DEFAULTED SECURITY:

  On December 13, 1996, Middlesex County, Massachusetts defaulted on payment of principal and interest on $1,500,000 (principal amount) County Hospital Revenue Anticipation Notes held by the Fund. On June 17, 1997, the Fund received $575,269 from Middlesex County, consisting of a $520,159 principal; payment and a $55,110 payment for interest accrued as of December 13, 1996. On July 18, 1997, the Fund received the remaining $1,086,698 from Middlesex County, consisting of $979,842 principal payment and a $106,856 payment for interest charges for late payment. In connection with the above, legal fees of $24,418 were incurred.


DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS:

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Massachusetts Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Massachusetts Municipal Money Market Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or period in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP



New York, New York

August 13, 1998



DREYFUS BASIC MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended June 30, 1998 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).


                                  [reg.tm signature logo]

                                   (reg.tm)

DREYFUS BASIC MASSACHUSETTS

MUNICIPAL MONEY MARKET FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940


Printed in U.S.A.                                              715AR986

BASIC Massachusetts

Municipal

Money

Market Fund

Annual Report

June 30, 1998